UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

__________________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2022

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Volcon, Inc.

(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-40867	84-4882689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3121 Eagles Nest, Suite 120

Round Rock, TX 78665

(Address of principal executive offices and zip code)

(512) 400-4271

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	VLCN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Volcon, Inc. (the “Company”) is filing this Current Report on Form 8-K to update the risk factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022, as follows.

Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein shall have the respective meanings ascribed to them in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, and all amendments thereto, that have been filed with the Securities and Exchange Commission.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including: our financial performance and projections; our growth in revenue and earnings; and our business prospects and opportunities. You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” “intends,” or “hopes” or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including: our ability to change the direction of the Company; our ability to keep pace with new technology and changing market needs; and the competitive environment of our business. These and other factors may cause our actual results to differ materially from any forward-looking statement. Forward-looking statements are only predictions. The forward-looking events discussed in this document and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this document and other statements made from time to time by us or our representatives might not occur.

While we believe we have identified material risks, these risks and uncertainties are not exhaustive. Other filings we make with the Securities and Exchange Commission describe additional factors that could adversely impact our business and financial performance. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible to predict all risks and uncertainties, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. We are under no duty to update any of these forward-looking statements after the date of this report to conform our prior statements to actual results or revised expectations, and we do not intend to do so.

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Forward-looking statements include, but are not limited to, statements about:

•	our ability to generate revenues from sales or obtain additional funding to market our vehicles and develop new products;
•	our ability to successfully implement and effectively manage our outsourced manufacturing, design and development model and achieve any anticipated benefits;
•	the ability of third-party manufacturers to produce our vehicles in accordance with our design and quality specifications, with sufficient scale to satisfy customers and within a reasonable cost;
•	anticipated timing for the manufacture, design, development, production, shipping and launch of our vehicles;
•	the inability of our suppliers to deliver the necessary components for our vehicles at prices and volumes acceptable to our third-party manufacturers;
•	our ability to establish a network of dealers and international distributors to sell and service our vehicles;
•	whether our vehicles will perform as expected;
•	our facing product warranty claims or product recalls;
•	our facing adverse determinations in significant product liability claims;
•	customer adoption of electric vehicles;
•	the development of alternative technology that adversely affects our business;
•	the impact of COVID-19 on our business;
•	increased government regulation of our industry;
•	tariffs and currency exchange rates; and
•	the conflict with Russia and the Ukraine and the potential adverse effect it may have on the availability of batteries for our vehicles.

We caution you not to place undue reliance on the forward-looking statements, which speak only as of the date of this report in the case of forward-looking statements contained in this report.

SUMMARY OF RISK FACTORS

Our business and ability to execute our business strategy are subject to a number of risks of which you should be aware before you decide to buy our securities, as more fully described in the section entitled “Risk Factors.” You should consider these risks before you invest in our securities. If any of the following events occur, our business, financial condition and operating results may be materially adversely affected. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. Such risks include, but are not limited to:

Risks Related to the Company’s Business, Operations, and Industry

•	Our losses from operations could continue to raise substantial doubt regarding our ability to continue as a going concern. Our ability to continue as a going concern requires that we generate sufficient cash flows and/or obtain sufficient funding to finance our operations.
•	Our independent auditor registered public accounting firm has identified material weaknesses in our internal control over financial reporting. If we are unable to remediate these material weaknesses or we or our auditor identify additional material weaknesses in the future or otherwise fail to maintain an effective system of internal controls, we may not be able to accurately or timely report our financial condition or results of operations, which may adversely affect our business and stock price.
•	Our transition to an outsourced manufacturing, design and development business model may not be successful, which could harm our ability to deliver products and recognize revenue.
•	We rely on third-party manufacturers, designers and developers, which subjects us to risk of product delivery delays, reduced control over product costs and quality control.
•	Our third-party manufacturers may be unable to meet our growing sales and delivery plans, which could harm our business and prospects.
•	We are dependent on our third-party manufacturers, who are dependent on their suppliers, some of which could be single-source suppliers. The inability of these suppliers to deliver necessary components for our vehicles according to our schedule and at prices, quality levels and volumes acceptable to us, or our inability to efficiently manage these third-party manufacturers and their suppliers could have a material adverse effect on our financial condition and operating results.

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•	Our third-party manufacturers operate outside of the United States, subjecting us to risks of international operations.
•	We are utilizing a small number of vendors to assist us with the manufacturing, development and design of our vehicles, including the chassis, electrical systems, safety requirements, body components and accessories, and the inability of these vendors to complete our respective design requirements may delay our ability to release these vehicles for production, which could have a material adverse effect on our financial condition and operating results.
•	Increases in costs, disruption of supply, or shortage of materials could harm our business.
•	We have experienced delays and other complications in the design, manufacture, launch and production ramp of our vehicles and our future planned vehicles, which could harm our brand, business, prospects, financial condition and operating results.
•	We are an early-stage company and we have delivered a limited number of vehicles to customers.
•	The conflict with Russia and the Ukraine could have an impact on the availability of components used in the manufacturing of lithium ion batteries that we use to power our vehicles.
•	We are currently taking orders for the Grunt and pre-production orders for the Stag and Brat, and if any of these vehicles fails to perform as expected, our reputation could be harmed and our ability to develop, market and sell our vehicles could be harmed.
•	We may not succeed in establishing, maintaining and strengthening our brand, which could materially and adversely affect customer acceptance of our products, which could in turn materially affect our business, results of operations or financial condition.
•	An adverse determination in any significant product liability claim against us could materially adversely affect our business, results of operations or financial condition.
•	The markets in which we operate are in their infancy and highly competitive, and we may not be successful in competing in these industries as the industry further develops. We currently face competition from new and established competitors and expect to face competition from others in the future, including competition from companies with new technology.
•	We may need to defend ourselves against intellectual property infringement claims, which may be time-consuming and could cause us to incur substantial costs.
•	Potential tariffs or a global trade war could increase our costs and could further increase the cost of our products, which could adversely impact the competitiveness of our products and our financial results.
•	We sell our vehicles and accessories through a network of third parties, and there is no assurance that we will be able to successfully build out this network.
•	Orders for vehicles are cancelable and there can be no assurance that all orders will result in revenue being recognized.
•	We, or our third-party vendors, may be unable to improve our existing products and develop and market new products that respond to customer needs and preferences and achieve market acceptance.
•	We have limited experience servicing our vehicles, we intend to primarily utilize third parties to service our vehicles, and if we are unable to address the service requirements of our customers, our business could be materially and adversely affected.
•	Significant product repair and/or replacement due to product warranty claims or product recalls could have a material adverse impact on our business, results of operations or financial condition.
•	Our success is dependent upon the success of the off-road vehicle industry and upon consumers’ willingness to adopt electric vehicles.
•	We currently operate in an area that is not heavily regulated, and future changes in government oversight may subject us to increased regulations, which may increase our expenses.
•	Our directors and executive officers will continue to exercise significant control over us, which will limit your ability to influence corporate matters and could delay or prevent a change in corporate control.
•	We are party to certain agreements with our founders that may create a conflict of interest for our board of directors in evaluating a potential change of control transaction.
•	Your ownership may be diluted if additional capital stock is issued to raise capital, to finance acquisitions or in connection with strategic transactions.
•	The duration and scope of the impacts of the COVID-19 pandemic remain uncertain and have adversely affected our supply chain and may continue to affect our operations, distribution, and demand for our products.
•	We could be negatively impacted by cybersecurity attacks and are subject to evolving privacy laws in the United States and other jurisdictions that could adversely impact our business and require that we incur substantial costs.

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Risks Related to our Common Stock

•	If our stock price fluctuates, you could lose a significant part of your investment.
•	The terms of the Warrants and Convertible Notes impose additional challenges on our ability to raise capital.
•	The issuance of our common stock in connection with the Company’s outstanding warrants, including the Warrants, the Placement Agent Warrant and the 2022 Underwriter Warrant, and the Convertible Notes, could cause substantial dilution, which could materially affect the trading price of our common stock.
•	The sale of our common stock by our stockholders, or the perception that stock sales may occur, could cause the price of our common stock to decline.
•	We may not be able to maintain our listing on the Nasdaq, which could have a material adverse effect on us and our stockholders.
•	If securities or industry analysts do not publish research or reports about us, or if they adversely change their recommendations regarding our common stock, then our stock price and trading volume could decline.
•	As an “emerging growth company” under the JOBS Act we are permitted to, and intend to, rely on exemptions from certain disclosure requirements.

Risk Factors

Investing in our common stock involves a high degree of risk. You should carefully consider each of the following risks, together with all other information set forth in this report, including the financial statements and the related notes, before making a decision to buy our common stock. If any of the following risks actually occurs, our business could be harmed. In that case, the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Related to the Company’s Business, Operations, and Industry

Our losses from operations could continue to raise substantial doubt regarding our ability to continue as a going concern. Our ability to continue as a going concern requires that we generate sufficient cash flows and or obtain sufficient funding to finance our operations.

Based on our current operating plan, we did not have sufficient existing cash and cash equivalents to fund our operations for the twelve months following the filing of the June 30, 2022, financial statements. Our independent registered public accounting firm has included an explanatory paragraph in its report on our financial statements as of and for the year ended December 31, 2021, stating that our recurring losses from operations since inception and required additional funding to finance our operations raise substantial doubt about our ability to continue as a going concern.

Subsequent to June 30, 2022, we completed a private placement of convertible notes and warrants, as a result of which, based on our current operating plan, we believe we will have sufficient funds for operations for the next twelve months; however, there can be no assurance that the proceeds of such offering, along with cash flows generated from operations, will be sufficient to fund our operations for that time period. If we cannot achieve positive cash flow from operations as contemplated in our current operating plan, or if unexpected future events negatively impact the implementation of our current operating plan, we will need to obtain additional funding. If we are unable to obtain additional funding in sufficient amounts and on acceptable terms, we could be forced to delay the rollout of our vehicles, and our financial condition and results of operations will be materially and adversely affected, and we may be unable to continue as a going concern. If we seek additional financing to fund our business activities in the future and there remains substantial doubt about our ability to continue as a going concern, investors or other financing sources may be unwilling to provide additional funding to us on commercially reasonable terms or at all. Additionally, the terms of the warrants and convertible notes issued in connection with the private placement impose additional challenges on our ability to raise capital.

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Our independent auditor registered public accounting firm has identified material weaknesses in our internal control over financial reporting. If we are unable to remediate these material weaknesses or we or our auditor identify additional material weaknesses in the future or otherwise fail to maintain an effective system of internal controls, we may not be able to accurately or timely report our financial condition or results of operations, which may adversely affect our business and stock price.

In connection with the preparation and audit of our consolidated financial statements for the year ended December 31, 2021, we identified material weaknesses in our internal control over financial reporting. A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of our annual or interim consolidated financial statements will not be prevented or detected on a timely basis. These material weaknesses are as follows:

•	Inadequate segregation of duties within account processes due to limited personnel; and

•	Insufficient formal written policies and procedures for accounting, IT, financial reporting and record keeping.

These material weaknesses were also identified in connection with the preparation and audit of our consolidated financial statements for the year ended December 31, 2020. In 2021, we began efforts to remediate these material weaknesses including hiring a chief financial officer, a controller and accounting staff and have begun developing written policies and procedures. While we believe these efforts have improved the internal control over financial reporting during 2021 and the first six months of 2022, they did not fully remediate the material weaknesses. We cannot assure you that the measures we have taken to date and may take in the future, will be sufficient to remediate the control deficiencies that led to our material weaknesses in internal control over financial reporting or that they will prevent or avoid potential future material weaknesses. The effectiveness of our internal control over financial reporting is subject to various inherent limitations, including cost limitations, judgments used in decision making, assumptions about the likelihood of future events, the possibility of human error and the risk of fraud. If we are unable to remediate the material weakness, our ability to record, process and report financial information accurately, and to prepare financial statements within the time periods required of public companies could be adversely affected which, in turn, may adversely affect our reputation and business and the market price of our common stock. In addition, any such failures could result in litigation or regulatory actions by the SEC or other regulatory authorities, loss of investor confidence, delisting of our securities and harm our reputation and financial condition, or diversion of financial and management resources from the operation of our business.

Our transition to an outsourced manufacturing, design and development business model may not be successful, which could harm our ability to deliver products and recognize revenue.

On August 25, 2022, we announced a comprehensive program and manufacturing transition aimed to improve profitability and increase cash flow (the “Program”), pursuant to which we closed our manufacturing operations in Round Rock, Texas, and initiated efforts to merge our logistics and storage operations into a single location and enter into a manufacturing agreement with GLV Ventures (“GLV”) to produce the Grunt, as well as the Stag. In connection with the implementation of the Program, we are in the initial stages of transitioning from a manufacturing model in which we manufactured and assembled the Grunt at our manufacturing facility located in Round Rock, Texas, to one where we rely on our third-party manufacturer in Mexico. In September 2022, we also reduced headcount in our product development and administrative departments, as we have outsourced the design, development and manufacturing of our vehicles to reduce costs. We believe the use of third-party manufacturer vendors, will have benefits, but in the near term, while we are beginning manufacturing with GLV, and commencing design and development with third parties, we may lose revenue, incur increased costs and potentially harm our customer relationships.

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We rely on third-party manufacturers, designers and developers, which subjects us to risk of product delivery delays, reduced control over product costs and quality control.

Effective as of August 2022, we have outsourced the manufacturing of all of our vehicles to third-party manufacturers. In September 2022, we reduced headcount in our product development and administrative departments, as we have outsourced the design, development and manufacturing of our vehicles to reduce costs. Our business success will depend in large part on our third-party vendors’ ability to economically produce our vehicles and our ability to market and sell our vehicles at sufficient capacity to meet the demands of our customers.

Our reliance on third-parties for the manufacture, design and development of our vehicles exposes us to a number of risks which are outside our control, including:

•	unexpected increases in manufacturing costs;
•	interruptions in vehicle deliveries if a third-party vendor is unable to complete production or design in a timely manner; and
•	inability to control quality of finished products.

Our reliance on third-parties reduces our control over the manufacturing, design and development processes, including reduced control over quality, product costs and product supply and timing. We may experience delays in shipments or issues concerning product quality from our third-party vendors, and such supply chain disruptions and delays have been exacerbated by the COVID-19 pandemic. If any of our third-party vendors suffer interruptions, delays or disruptions in manufacturing, designing or developing our products, including by reason of the COVID-19 pandemic, natural disasters, work stoppages or capacity constraints, our ability to ship products to dealers and Latin America and Caribbean distributors would be delayed. Additionally, if any of our third-party vendors experience quality control problems in their operations, we could be required to cover the repair or replacement of any defective products. These delays or product quality issues could have an immediate and material adverse effect on our ability to fulfill orders and could have a negative impact on our operating results. In addition, such delays or issues with product quality could harm our reputation and our relationship with our dealers, distributors and customers.

Our third-party manufacturers may be unable to meet our growing sales and delivery plans, which could harm our business and prospects.

Our sales growth and delivery plan contemplates achieving and sustaining significant increases in vehicle deliveries. Our ability to achieve this plan depends upon a number of factors, including our ability to identify third-party manufacturers who can meet our forecasted demand while maintaining our desired quality levels and optimize design and product changes. Although we believe that the third-party manufacturers we have contracted with have the ability to meet our forecasted demand, there is no assurance that they we will be successful in these efforts. If we are unable to realize our sales and delivery plan, our brand, business, prospects, financial condition and operating results could be materially damaged.

We are dependent on our third-party manufacturers, who are dependent on their suppliers, some of which could be single-source suppliers. The inability of these suppliers to deliver necessary components for our vehicles according to our schedule and at prices, quality levels and volumes acceptable to us, or our inability to efficiently manage these third-party manufacturers and their suppliers could have a material adverse effect on our financial condition and operating results.

Our vehicles contain numerous purchased parts that our third-party manufacturers either (a) source globally from direct suppliers, some of whom could be single-source suppliers, or (b) manufacture themselves from components or materials. Any significant unanticipated demand would require our third-party manufacturers to procure or manufacture additional components in a short amount of time. While we believe our third-party manufacturers would be able to secure additional or alternate sources of supply for most of our components and raw materials in a relatively short time frame, there is no assurance that they will be able to do so or develop their own replacements for certain highly customized components of our products.

If our third-party manufacturers encounter unexpected difficulties with key suppliers, and if they are unable to fill these needs from other suppliers, we could experience production delays and potential loss of access to important technology and parts for producing, servicing and supporting our vehicles. This limited, and in many cases single source, supply chain exposes our third-party manufacturers and us to multiple potential sources of delivery failure or component shortages for the production of our vehicles. The loss of any single or limited source supplier or the disruption in the supply of components from these suppliers could lead to design changes and delays in product deliveries to our customers, which could hurt our relationships with our customers and result in negative publicity, damage to our brand and reputation, and a material and adverse effect on our business, prospects, financial condition and operating results.

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Our third-party manufacturers operate outside of the United States, subjecting us to risks of international operations.

Our third-party manufacturers operate outside of the United States, as a result we are increasingly exposed to the challenges and risks of doing business outside the United States, which could reduce our revenues or profits, increase our costs, result in significant liabilities or sanctions, or otherwise disrupt our business. These challenges include: (1) compliance with complex and changing laws, regulations and policies of governments that may impact our operations, such as foreign ownership restrictions, import and export controls, tariffs, and trade restrictions; (2) compliance with U.S. and foreign laws that affect the activities of companies abroad, such as anti-corruption laws, competition laws, currency regulations, and laws affecting dealings with certain nations; (3) the difficulties involved in managing an organization doing business in many different countries; (4) uncertainties as to the enforceability of contract and intellectual property rights under local laws; and (5) rapid changes in government policy, political or civil unrest, acts of terrorism, or the threat of international boycotts or U.S. anti-boycott legislation.

Products that we have manufactured for us in Mexico and China may also be subject to any uncertainty of trade relations between such countries and the United States, which could cause the cost of our products manufactured there to rise, or result in our inability to continue to use third-party manufacturers in such country, resulting in a need to find alternative sources of manufacture, which could result in the delay of manufacture and supply of our products, increase our cost of manufacture, and cause a delay in our shipments to customers and a delay or cancellation of orders. Our future operating results and financial condition could be materially affected to the extent any of these actions occur.

In addition, the prosecution of intellectual property infringement and trade secret theft outside of the United States may be more difficult than in the United States. Although we take precautions to protect our intellectual property, using our third-party manufacturers in Mexico and China could subject us to an increased risk that unauthorized parties will be able to copy or otherwise obtain or use our intellectual property, and we may be unsuccessful in monitoring and enforcing our intellectual property rights against them, which could harm our business. We may also have limited legal recourse in the event we encounter patent or trademark infringers, which could adversely affect our business, results of operations, and financial condition. While we take measures to protect our trade secrets, the use of third-party manufacturers may also risk disclosure of our innovative and proprietary manufacturing methodologies, which could adversely affect our business.

We are utilizing a small number of vendors to assist us with the manufacturing, development and design of our vehicles, including the chassis, electrical systems, safety requirements, body components and accessories, and the inability of these vendors to complete our respective design requirements may delay our ability to release these vehicles for production, which could have a material adverse effect on our financial condition and operating results.

We have entered into manufacturing, design and development agreements with vendors with experience in the manufacturing, design and development of two-wheel and four-wheel off-road vehicles to assist us with the development of certain aspects of and manufacturing of our vehicles. Although these vendors have successfully assisted other companies with manufacture, design and development of vehicles, they may not be able to successfully design, develop and manufacture our vehicles. These vendors may experience delays in fulfilling their obligations under these contracts due to the inability to source parts from other vendors, lack of employees available to work on our projects due to labor shortages or other competing projects from other customers or COVID-19-related issues impacting employees. Failure of these vendors to complete the contracted design, development and manufacture projects for our vehicles will result in delays in obtaining regulatory approvals and delay production and release of the vehicles for sale, which could have a material adverse effect on our business, reputation, results of operations or financial condition.

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Increases in costs, disruption of supply, or shortage of materials could harm our business.

Our third-party manufacturers may experience increases in the cost or a sustained interruption in the supply or shortage of materials. Any such increase, supply interruption or shortage could materially and negatively impact our business, prospects, financial condition and operating results. The prices for these materials fluctuate, and their available supply may be unstable, depending on market conditions and global demand for these materials, including as a result of increased production of electric vehicle (EV) products by our competitors, and could adversely affect our business and operating results. For instance, we are exposed to multiple risks relating to battery packs. These risks include:

•	an increase in the cost, or decrease in the available supply, of materials used in the battery packs;

•	disruption in the supply of battery packs due to quality issues or recalls by battery cell manufacturers; and

•	tariffs on the products we source in China.

Our business is dependent on the continued supply of battery cells for the battery packs used in our vehicles. Any disruption in the supply of battery cells, including those caused by the conflict between Russia and the Ukraine and sanctions imposed on Russia noted above, could disrupt production of our vehicles. Substantial increases in the prices charged to us, such as those charged by battery cell suppliers, would increase our operating costs, and could reduce our margins if we cannot recoup the increased costs through increased selling prices of our vehicles. Any attempts to increase prices in response to increased material costs could result in cancellations of vehicle orders and therefore materially and adversely affect our brand, image, business, prospects and operating results.

We have experienced delays and other complications in the design, manufacture, launch and production ramp of our vehicles and our future planned vehicles, which could harm our brand, business, prospects, financial condition and operating results.

We have encountered unanticipated challenges, such as supply chain constraints, that lead to initial delays in producing our vehicles. We have experienced longer lead times with certain suppliers to obtain parts, especially those imported where shipping delays from out bound and inbound ports have caused delays or required us to use air freight and incur higher shipping costs. As of August 2022, we have outsourced the manufacturing of the Grunt, the Brat and the Stag and plan to outsource all manufacturing of our vehicles for the foreseeable future. In September 2022, we also reduced headcount in our product development and administrative departments, as we have outsourced the design and development of our vehicles. Any significant delay or other complications in the production of our vehicles or the development, manufacture, and production ramp of our future vehicles, including complications associated with our third-party manufacturers’ supply chains or obtaining or maintaining regulatory approvals, and/or coronavirus impacts, could materially damage our brand, business, prospects, financial condition and operating results.

We are an early-stage company and we have delivered a limited number of vehicles to customers.

We formed our corporation in February 2020. Since formation, we have focused on designing our initial vehicles, the Grunt and the Runt (Runt reservations were subsequently refunded due to design and production delays), the Brat and the Stag, and commencing the marketing of such vehicles by accepting reservations on our website. We also began taking orders for the Grunt in Latin America and started signing dealer agreements to sell our vehicles in the United States. We may never achieve commercial success. We have no meaningful historical financial data upon which we may base our projected revenue and operating expenses. Our limited operating history makes it difficult for potential investors to evaluate our products or prospective operations and business prospects. We are subject to all the risks inherent in business development, financing, unexpected expenditures, and complications and delays that often occur in a new business. Investors should evaluate an investment in us in light of the uncertainties encountered by developing companies in a competitive environment. There can be no assurance that our efforts will be successful or that we will ultimately be able to attain profitability.

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The conflict with Russia and the Ukraine could have an impact on the availability of components used in the manufacturing of lithium ion batteries that we use to power our vehicles.

The recent conflict between Russia and the Ukraine could impact the availability of nickel, an element used in the production of lithium ion cells used in batteries that power our vehicles. According to the Wall Street Journal, Russia produces 5%-6% of the world’s nickel supply and 17% of the high purity nickel production. The shortage of these cells could have an impact on the ability of our third-party manufacturers’ to produce vehicles to meet our customers’ demands. In addition, sanctions against Russia could impact the price of elements, including nickel, that are used in the production of batteries, which would result in higher costs to produce our vehicles. These sanctions have also impacted the United States and global economy and could result in an economic recession which could cause a broader disruption to the Company’s and our third-party manufacturer’s supply chain and distribution network and customer demand for our products. These factors would have a negative impact on our results of operations and cash flows.

We are currently taking orders for the Grunt and pre-production orders for the Stag and Brat, and if any of these vehicles fails to perform as expected, our reputation could be harmed and our ability to develop, market and sell our vehicles could be harmed.

If our vehicles were to contain defects in design and manufacture that cause them not to perform as expected or that require repair or take longer than expected to deliver, our ability to develop, market and sell our vehicles could be harmed. While we intend to perform internal testing on the vehicles as third-party manufacturers build the Grunt, Stag and Brat, as a start-up company our frame of reference by which to evaluate detailed long-term quality, reliability, durability and performance characteristics of our vehicles is based on industry metrics rather than historical data. Although we have procedures to test all of our vehicles for defects, there can be no assurance that we will be able to detect and fix all defects in our products prior to their sale to consumers. Any product defects, delays, or other failure of our products to perform as expected could harm our reputation and result in delivery delays, product recalls, product liability claims, significant warranty and other expenses, and could have a material adverse impact on our business, financial condition, operating results and prospects.

We may not succeed in establishing, maintaining and strengthening our brand, which could materially and adversely affect customer acceptance of our products, which could in turn materially affect our business, results of operations or financial condition.

Our business and prospects heavily depend on our ability to develop, maintain and strengthen the Volcon brand. If we are unable to establish, maintain and strengthen our brand, we may lose the opportunity to build and maintain a critical mass of customers. Our ability to develop, maintain and strengthen our brand will depend heavily on the success of our marketing efforts. Although we have hired a chief marketing officer and expect to make investments in our marketing efforts in the third and fourth quarter of 2022, to hire additional marketing employees and to increase marketing spend to promote our products and strengthen our brand, we cannot assure you such efforts to develop our brand will be successful. Failure to develop and maintain a strong brand would materially and adversely affect customer acceptance of our vehicles, could result in suppliers and other third parties being less likely to invest time and resources in developing business relationships with us, and could materially adversely affect our business, results of operations or financial condition.

An adverse determination in any significant product liability claim against us could materially adversely affect our business, results of operations or financial condition.

The development, production, marketing, sale and usage of our vehicles will expose us to significant risks associated with product liability claims. The powersports vehicles industry in particular is vulnerable to significant product liability claims, and we may face inherent risk of exposure to claims in the event our vehicles do not perform or are claimed to not have performed as expected. If our products are defective, malfunction or are used incorrectly by our customers, it may result in bodily injury, property damage or other injury, including death, which could give rise to product liability claims against us. Any losses that we may suffer from any liability claims and the effect that any product liability litigation may have upon the brand image, reputation and marketability of our products could have a material adverse impact on our business, results of operations or financial condition. No assurance can be given that material product liability claims will not be made in the future against us, or that claims will not arise in the future in excess or outside of our insurance coverage and contractual indemnities with suppliers and manufacturers. We believe we have adequate product liability insurance; however, as we release new products and expand our sales channels, we may not be able to obtain adequate product liability insurance or the cost of doing so may be prohibitive. Adverse determinations of material product liability claims made against us could also harm our reputation and cause us to lose customers and could have a material adverse effect on our business, results of operations or financial condition.

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The markets in which we operate are in their infancy and highly competitive, and we may not be successful in competing in these industries as the industry further develops. We currently face competition from new and established competitors and expect to face competition from others in the future, including competition from companies with new technology.

The EV market is in its infancy, and we expect it will become more competitive in the future. There is no assurance that our vehicles will be successful in the respective markets in which they compete. A significant and growing number of established and new companies, as well as other companies, have entered or are reported to have plans to enter the EV market, including the off-road market that we intend to pursue. Most of our current and potential competitors have significantly greater financial, technical, manufacturing, marketing, sales networks and other resources than we do and may be able to devote greater resources to the design, development, manufacturing, distribution, promotion, sale and support of their products. Increased competition could result in lower vehicle sales, price reductions, revenue shortfalls, loss of customers and loss of market share, which could harm our business, prospects, financial condition and operating results.

We may need to defend ourselves against intellectual property infringement claims, which may be time-consuming and could cause us to incur substantial costs.

Others, including our competitors, may hold or obtain patents, copyrights, trademarks or other proprietary rights that could prevent, limit or interfere with our ability to make, use, develop, sell or market our products and services, which could make it more difficult for us to operate our business. From time to time, the holders of such intellectual property rights may assert their rights and may bring suits alleging infringement or misappropriation of such rights. In addition, if we are determined to have infringed upon a third party’s intellectual property rights, we may be required to cease making, selling or incorporating certain components or intellectual property into the products we offer, to pay substantial damages and/or license royalties, to redesign our products, and/or to establish and maintain alternative branding for our products.

We have applied for trademark rights for the “Volcon” brand name and our logo in the United States and Latin America, as well as trademark rights for the Grunt, Runt, Brat, Stag and Grunt EVO. We have received notice from two entities who have indicated they will protest the issuance of a trademark for the Volcon name due to the similarity of Volcon to their trademarks, even though our products are different. We are currently in negotiation with these entities to obtain an agreement that our Volcon trademark can co-exist with their trademarks. If we are unsuccessful in obtaining agreement with these entities, we will need to consider the use of a different trademark for our Company and our products.

In the event that we were required to take one or more such actions, our business, prospects, operating results and financial condition could be materially adversely affected. In addition, any litigation or claims, whether or not valid, could result in substantial costs, negative publicity and diversion of resources and management attention.

Potential tariffs or a global trade war could increase our costs and could further increase the cost of our products, which could adversely impact the competitiveness of our products and our financial results.

Our vehicles depend on materials from China, including batteries, motors, wiring harnesses, tires and wheels, and suspension components for the Grunt, which are among the main components of the Grunt. We have outsourced the manufacturing of the Grunt to a third party located in Mexico, however, these components may still be sourced from China. In addition, the Brat is currently being manufactured by a third-party manufacturer in China and, in the future, we may have the Runt manufactured by a third party in China as well. We cannot predict what actions may be taken with respect to tariffs or trade relations between the United States and China, what products may be subject to such actions, or what actions may be taken by China in retaliation. The adoption and expansion of trade restrictions, the occurrence of a trade war, or other governmental action related to tariffs, trade agreements or related policies have the potential to adversely impact our supply chain and access to equipment, our costs and our product margins. Any such cost increases or decreases in availability could slow our growth and cause our financial results and operational metrics to suffer.

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We sell our vehicles and accessories through a network of third parties, and there is no assurance that we will be able to successfully build out this network.

Initially, in the United States, we intended to sell our vehicles and accessories directly to the consumer via our website. We ceased selling vehicles and accessories directly to consumers in November 2021 and as of June 30, 2022, we have completed shipping of all but one Grunt to direct-to-consumer customers.

In November 2021 we began negotiating dealer agreements to sell our vehicles and accessories in the United States to powersport vehicle dealers. As of August 30, 2022, we have signed agreements with more than 130 dealers to sell our vehicles and accessories. We hired our first regional sales manager in Canada to begin developing our dealer network for Canadian powersports vehicle dealers.

We will be required to comply with manufacture/dealer laws in each state in which we sell our vehicles through dealers. Dealer laws vary by state and although our dealer agreements are intended to comply with these laws, we may be required to amend our agreements if these laws are changed or are challenged by dealers or other OEMs.

Many dealers will require us to identify financing sources for dealers to purchase vehicle inventory and to identify financing sources for the dealers’ customers to finance their purchase. We will incur costs under these financing arrangements to incentivize dealers to buy our vehicles including free dealer financing for certain periods or based on purchase volumes, interest rate buydowns on the dealers’ customer financing to incentivize their customers’ purchase of our vehicles. Because we are a young company with limited sales history and recurring losses, we may not be able to obtain these inventory financing sources which may result in dealers not wanting to sell our vehicles.

We also intend to sell our vehicles and accessories internationally through international distributors. We have signed distributor agreements with distributors in Latin America. We are relying on these distributors to market, promote, sell and service our vehicles and sell accessories in their designated countries/territories.

We believe our success will be highly dependent on our ability to build out this network in the major markets in which we intend to compete for customers, and to maintain this network in the future. Our business model is dependent not only on our ability to create the foregoing network, but also on the commitment and motivation of these third parties to promote our brand and products.

Orders for vehicles are cancelable and there can be no assurance that all orders will result in revenue being recognized.

Orders from U.S. dealers do not require an upfront payment and are cancelable prior to shipment with no penalty. Latin American importers must pay for orders in advance of shipment but can cancel an order prior to shipment and receive a refund without penalty.

The estimated fulfillment of all orders we have received assumes our third-party manufacturers can successfully increase their production capacity in the future, of which there is no assurance. If we are unable to satisfy pending orders on a timely basis, customers may cancel their orders.

In some cases, there will be significant time between a customer ordering a vehicle and the eventual delivery of the vehicle, which creates a heightened risk that a customer that ordered a vehicle may change his or her mind and not ultimately take delivery of the vehicle, and accessories if purchased in their order. Any cancellations could harm our financial condition, business, prospects and operating results.

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We, or our third-party vendors, may be unable to improve our existing products and develop and market new products that respond to customer needs and preferences and achieve market acceptance.

We may not be able to compete as effectively with our competitors, and ultimately satisfy the needs and preferences of our customers, unless we, or our third-party vendors, can successfully enhance the Grunt, develop new innovative products and distinguish our products from our competitors’ products through innovation and design. Product development requires significant financial, technological, and other resources. There can be no assurance that we will be able to incur a level of investment in research and development that will be sufficient to successfully make us competitive in product innovation and design. In addition, even if we, or our third-party vendors, are able to successfully enhance existing products and develop new products, there is no guarantee that the markets for our existing products and new products will progress as anticipated. If any of the markets in which our existing products compete do not develop as expected, our business, results of operations or financial condition could be materially adversely affected.

We have limited experience servicing our vehicles, we intend to primarily utilize third parties to service our vehicles, and if we are unable to address the service requirements of our customers, our business could be materially and adversely affected.

We have limited experience servicing or repairing our vehicles and we are developing our service manual and service procedures to repair our vehicles. We are in the process of developing a network of service providers who will also be our dealers as many states require that only dealers can provide warranty service on vehicles.

Servicing electric vehicles is different than servicing vehicles with internal combustion engines and requires specialized skills, including high voltage training and servicing techniques. If we are unable to successfully address the service requirements of our customers, our business and prospects will be materially and adversely affected. If we are unable to successfully address the servicing requirements of our customers or establish a market perception that we maintain high-quality support, our reputation could be harmed, we may be subject to claims from our customers, and our business, results of operations or financial condition may be materially and adversely affected.

Significant product repair and/or replacement due to product warranty claims or product recalls could have a material adverse impact on our business, results of operations or financial condition.

We provide a one-year warranty against defects for the Grunt, and a two-year warranty on the battery. We currently expect to provide a similar warranty for all our two wheeled vehicles as they are released for sale. We currently expect to provide a six month warranty against defects for the Stag and a longer warranty period from vendors whose parts we will use in the Stag. Our warranty will generally require us to repair or replace defective products during such warranty periods at no cost to the consumer. In cases where the part is warranted by the vendor, we will place claims with the vendor to replace or repair the defective part. We will record provisions based on an estimate of product warranty claims, but there is the possibility that actual claims may exceed these provisions and therefore negatively impact our results of operations of financial condition.

In addition, we may in the future be required to make product recalls or could be held liable in the event that some of our products do not meet safety standards or statutory requirements on product safety, even if the defects related to any such recall or liability are not covered by our limited warranty. The repair and replacement costs that we could incur in connection with a recall could have a material adverse effect on our business, results of operations or financial condition. Product recalls could also harm our reputation and cause us to lose customers, particularly if recalls cause consumers to question the safety or reliability of our products, which could have a material adverse effect on its business, results of operations or financial condition.

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Our success is dependent upon the success of the off-road vehicle industry and upon consumers’ willingness to adopt electric vehicles.

Our success is dependent upon the success of the off-road vehicle industry as a whole, and in particular upon consumers’ willingness to adopt electric vehicles as an alternative to combustion vehicles. If the market for electric off-road vehicles does not develop at the rate or in the manner or to the extent that we expect, our business, results of operations or financial condition may be adversely materially affected. The market for electric vehicles is relatively new, rapidly evolving, characterized by rapidly changing technologies, price competition, additional competitors, evolving government regulation and industry standard, frequent new vehicle announcements and changing consumer demands and behaviors. Factors that may influence the adoption of electric vehicles include:

•	perceptions about electric vehicle quality, safety, design, performance and costs;

•	the limited range over which electric vehicles may be driven on a single battery charge, and the decline of an electric vehicle’s range resulting from deterioration over time in the battery’s ability to hold a charge;

•	the ability to easily charge electric vehicles;

•	volatility in the cost of oil and gasoline, and improvements in the fuel economy of combustion engines; and

•	the environmental consciousness of off-road vehicles customers.

The influence of any of the factors described above may cause our customers not to purchase our vehicles and may otherwise materially adversely affect our business, results of operations or financial condition.

We currently operate in an area that is not heavily regulated, and future changes in government oversight may subject us to increased regulations, which may increase our expenses.

The off-road vehicle market is not heavily regulated, as compared to on-road vehicles, and, as such, we are not currently subject to significant government regulations. As this market develops and grows, it may come under increased regulatory scrutiny, which may result in increased regulations. This increase in regulations may result in increased costs and expenses, which may materially and adversely affect our business, results of operations or financial condition.

Our directors and executive officers will continue to exercise significant control over us, which will limit your ability to influence corporate matters and could delay or prevent a change in corporate control.

The existing holdings of the outstanding shares of our common stock by our directors and executive officers, assuming full exercise of the warrants held by such individuals (but excluding other outstanding options, warrants and convertible notes), represent, in the aggregate, approximately 41% of our outstanding common stock. As a result, these stockholders will be able to influence our management and affairs and control the outcome of matters submitted to our stockholders for approval, including the election of directors and any sale, merger, consolidation, or sale of all or substantially all of our assets.

These stockholders acquired their shares of common stock for substantially less than the price of the shares of common stock acquired in our prior public offerings, and these stockholders may have interests, with respect to their common stock, that are different from those of other investors and the concentration of voting power among one or more of these stockholders may have an adverse effect on the price of our common stock.

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In addition, this concentration of ownership might adversely affect the market price of our common stock by: (1) delaying, deferring or preventing a change of control of our company; (2) impeding a merger, consolidation, takeover or other business combination involving our company; or (3) discouraging a potential acquirer from making a tender offer or otherwise attempting to obtain control of our company.

We are party to certain agreements with our founders that may create a conflict of interest for our board of directors in evaluating a potential change of control transaction.

We have entered into consulting agreements with Pink Possum, LLC, or Pink Possum, an entity controlled by Mr. Okonsky, who is the chairman of our board of directors and Chief Technology Officer, and Highbridge Consultants, LLC, or Highbridge, an entity controlled by Mr. James, who is a member of our board of directors, pursuant to which Messrs. Okonsky and James provide us with services. Pursuant to the consulting agreements, upon the occurrence of a Fundamental Transaction (as contemplated by such agreements), which generally includes a business combination, merger, or sale of all or substantially all of our assets (or similar events), for an aggregate gross sales price of $100.0 million or more, each entity will receive a cash payment equal to 1% of such gross sales price. Since Messrs. Okonsky and James are entitled to these payments, they may have a conflict of interest in determining whether a particular Fundamental Transaction is in the best interests of our stockholders. Furthermore, these payments upon the consummation of a Fundamental Transaction may make our company less attractive to a potential acquirer or may reduce the valuation we receive in connection with a Fundamental Transaction.

Furthermore, if our market capitalization exceeds $300.0 million for a period of 21 consecutive trading days, each of the entities will receive an additional cash payment equal to $15.0 million; provided that we will have the right, in our sole discretion, to make the foregoing $15.0 million payment by the issuance of shares of our common stock. Since Messrs. Okonsky and James are entitled to these payments, they may have a conflicts of interest when evaluating other transactions that may have an impact on our market capitalization. Additionally, if we elect to make any payments to the entities in the form of stock, it would reduce the ownership percentage of our other stockholders.

Your ownership may be diluted if additional capital stock is issued to raise capital, to finance acquisitions or in connection with strategic transactions.

We intend to seek to raise additional funds, finance acquisitions or develop strategic relationships by issuing equity or convertible debt securities, which would reduce the percentage ownership of our existing stockholders. Our board of directors has the authority, without action or vote of the stockholders, to issue all or any part of our authorized but unissued shares of common or preferred stock. Our amended and restated certificate of incorporation authorizes us to issue up to 100,000,000 shares of common stock and 5,000,000 shares of preferred stock. Future issuances of common or preferred stock would reduce your influence over matters on which stockholders vote and would be dilutive to earnings per share. In addition, any newly issued preferred stock could have rights, preferences and privileges senior to those of the common stock. Those rights, preferences and privileges could include, among other things, the establishment of dividends that must be paid prior to declaring or paying dividends or other distributions to holders of our common stock or providing for preferential liquidation rights. These rights, preferences and privileges could negatively affect the rights of holders of our common stock, and the right to convert such preferred stock into shares of our common stock at a rate or price that would have a dilutive effect on the outstanding shares of our common stock.

The duration and scope of the impacts of the COVID-19 pandemic remain uncertain and have adversely affected our supply chain and may continue to affect our operations, distribution, and demand for our products.

If we were to encounter a significant disruption due to COVID-19 at our third-party manufacturers, designers or developers or one or more of our suppliers, we may not be able to satisfy customer demand for a period of time. We have recently experienced delays and extended delivery dates with respect to the computer chips we utilize for our vehicles. Although we believe these delays will not affect our ability to deliver our initial vehicles, they may restrict our third-party manufacturers’, designers’, developers’ and suppliers’ ability to deliver vehicles in the future. Furthermore, the impact of COVID-19 on the economy, demand for our products and impacts to our operations, including the measures taken by governmental authorities to address it, may precipitate or exacerbate other risks and/or uncertainties, including specifically many of the risk factors set forth herein, which may have a significant impact on our operating results and financial condition, although we are unable to predict the extent or nature of these impacts at this time.

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We could be negatively impacted by cybersecurity attacks and are subject to evolving privacy laws in the United States and other jurisdictions that could adversely impact our business and require that we incur substantial costs.

We use a variety of information technology systems in the ordinary course of business, which are potentially vulnerable to unauthorized access, computer viruses, ransomware software viruses and other similar types of malicious activities and cyber-attacks, including cyber-attacks to our information technology infrastructure and attempts by others to gain access to our propriety or sensitive information, and ranging from individual attempts to advanced persistent threats. Further, ransomware attacks are becoming increasingly prevalent and severe. To alleviate the financial, operational, and reputational impact of a ransomware attack, it may be preferable to make extortion payments, but we may be unwilling or unable to do so, including, for example, if applicable laws or regulations prohibit such payments. The procedures and controls we use to monitor these threats and mitigate our exposure may not be sufficient to prevent cybersecurity incidents. The results of these incidents could include misstated financial data, theft of trade secrets or other intellectual property, liability for disclosure of confidential customer, supplier or employee information, increased costs arising from the implementation of additional security protective measures, litigation and reputational damage, which could materially adversely affect our financial condition, business or results of operations. Any remedial costs or other liabilities related to cybersecurity incidents may not be fully insured or indemnified by other means. Moreover, we or our third-party vendors or business partners may be more vulnerable to such attacks in remote work environments, which have increased in response to the COVID-19 pandemic. Additionally, security breaches could result in a violation of applicable U.S. and international privacy and other laws and subject us to governmental investigations and proceedings, which could result in our exposure to material civil or criminal liability.

Risks Related to our Common Stock

If our stock price fluctuates, you could lose a significant part of your investment.

Since our initial public offering through September 12, 2022 our share price has fluctuated from a high of $17.96 to a low of $0.95, and closed at $2.68 on September 12, 2022. The market price of our common stock is subject to wide fluctuations in response to, among other things, the risk factors described in this filing and other factors beyond our control, such as fluctuations in the valuation of companies perceived by investors to be comparable to us. Furthermore, the stock markets have experienced price and volume fluctuations that have affected and continue to affect the market prices of equity securities of many companies. These fluctuations often have been unrelated or disproportionate to the operating performance of those companies. These broad market and industry fluctuations, as well as general economic, political, and market conditions, such as recessions, interest rate changes or international currency fluctuations, may negatively affect the market price of our common stock. In the past, many companies that have experienced volatility in the market price of their stock have been subject to securities class action litigation. We may be the target of this type of litigation in the future. Securities litigation against us could result in substantial costs and divert our management’s attention from other business concerns, which could seriously harm our business.

The terms of the Warrants and Convertible Notes impose additional challenges on our ability to raise capital.

The agreements related to the sale of the Warrants and Convertible Notes contain a number of restrictive covenants that may impose significant operating and financial restrictions on us while the Warrants and Convertible Notes remain outstanding, unless the restrictions are waived by consent of each holder, including, but not limited to, restrictions on our ability to incur additional indebtedness and guarantee indebtedness; incur liens or allow mortgages or other encumbrances; redeem, or repurchase certain other debt; pay dividends or make other distributions or repurchase or redeem our capital stock; sell assets or enter into or effect certain other transactions; issue additional equity (outside of the Warrants and Convertible Notes, issuances under our equity compensation plan and other limited exceptions); enter into variable rate transactions, among other restrictions.

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A breach of the covenants or restrictions under the agreements related to the sale of the Warrants and Convertible Notes and related agreements governing our indebtedness could result in an event of default under such agreements. As a result of these restrictions, we may be limited in how we conduct our business, unable to finance our operations through additional debt or equity financings and/or unable to compete effectively or to take advantage of new business opportunities.

Further, while we could potentially receive up to an aggregate of $29.2 million in gross proceeds from the exercise of the Warrants, the Placement Agent Warrant and the warrant issued to Aegis in connection with Company’s 2022 public offering (the “2022 Underwriter Warrant”), assuming the exercise in full of all of the Warrants, the Placement Agent Warrant and 2022 Underwriter Warrant, no assurances can be made that the holders of such warrants will elect to exercise any or all of such warrants and, accordingly, no assurance that we will receive any proceeds from the exercise of the Warrants, Placement Agent Warrant and 2022 Underwriter Warrant. We believe the likelihood that the holders will exercise the Warrants, the Placement Agent Warrant and the 2022 Underwriter Warrant, and therefore the amount of cash proceeds that we would receive, is dependent upon the trading price of our common stock, which as of the date the Warrants, the Placement Agent Warrant, and the 2022 Underwriter Warrant were issued was below the exercise price of $2.85 for the Warrants, the exercise price of $3.5625 for the Placement Agent Warrant and the exercise price of $3.75 for the 2022 Underwriter Warrant. If the trading price for our common stock is less than the exercise price for either the Warrants, the Placement Agent Warrant or the 2022 Underwriter Warrant, we believe the holders of such warrants will be unlikely to exercise their warrants. Accordingly, we may not receive cash proceeds with respect to either the Warrants, Placement Agent Warrant or 2022 Underwriter Warrant and we are restricted in our ability to conduct additional debt or equity financings.

The issuance of our common stock in connection with the Company’s outstanding warrants, including the Warrants, the Placement Agent Warrant and the 2022 Underwriter Warrant, and the Convertible Notes, could cause substantial dilution, which could materially affect the trading price of our common stock.

The Warrants, the Convertible Notes, the Placement Agent Warrant and the 2022 Underwriter Warrant are exercisable or convertible, as applicable, for up to 22,072,464 shares of the Company’s common stock. The additional shares of common stock issued upon the exercise or conversion, as applicable, of the Warrants, the Convertible Notes, the Placement Agent Warrant and the 2022 Underwriter Warrant will result in dilution to the then existing holders of common stock of the Company and increase the number of shares eligible for resale in the public market. Sales of a substantial numbers of such shares in the public market could adversely affect the market price of our common stock.

The sale of our common stock by our stockholders, or the perception that stock sales may occur, could cause the price of our common stock to decline.

On August 22, 2022 we entered into the Securities Purchase Agreement, pursuant to which we agreed to issue and sell to the investors in the Private Placement (i) the Convertible Notes in an aggregate principal amount of $27,173,913, at an initial conversion price of $2.25 per share of the Company’s common stock and subject to adjustment upon the occurrence of specified events, and (ii) the Warrants to purchase up to 9,057,971 shares of common stock with an initial exercise price of $2.85 per share of common stock. Contemporaneously, we entered into the Placement Agent Agreement, pursuant to which we agreed to issue the Placement Agent Warrant to purchase up to 603,864 shares of the Company’s common stock at an exercise price of $3.5625. On February 1, 2022, we entered into an Underwriting Agreement, dated February 1, 2022, between the Company and Aegis Capital Corp., pursuant to which we agreed to issue the 2022 Underwriter Warrant to purchase up to 333,334 shares of the Company’s common stock at an exercise price of $3.75. Therefore, up to 22,072,464 shares of the Company’s common stock have been registered for resale.

The sale of our common stock in the public market or otherwise, including sales of the common stock issuable upon the exercise or conversion of the Warrants, Convertible Notes, Placement Agent Warrant or the 2022 Underwriter Warrant, as applicable, by the holders of the Warrants, Convertible Notes, Placement Agent Warrant or the 2022 Underwriter Warrant, or the perception that such sales could occur, could harm the prevailing market price of our common stock. These sales, or the possibility that these sales may occur, also might make it more difficult for us to sell equity securities in the future at a time and at a price that we deem appropriate (which ability to sell equity securities is also subject to restrictions under the terms of the Securities Purchase Agreement and related agreements). If and when we do issue shares of common stock to holders of the Warrants, Convertible Notes, Placement Agent Warrant or the 2022 Underwriter Warrant, upon the exercise or conversion, as applicable of the Warrants, Convertible Notes, Placement Agent Warrant or 2022 Underwriter Warrant, such stockholders may resell all, some or none of those shares of common stock at any time or from time to time in their discretion. Resales of our common stock may cause the market price of our securities to drop significantly, regardless of the performance of our business.

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We may not be able to maintain our listing on the Nasdaq, which could have a material adverse effect on us and our stockholders.

The standards for continued listing on Nasdaq include, among other things, that the minimum bid price for the listed securities not fall below $1.00 for a period in excess of thirty (30) consecutive business days. During the month of May 2022 our common stock traded at levels below $1.00 per share on at least one occasion, but never for thirty (30) consecutive days. However, if the closing bid price of our common stock were to fail to meet Nasdaq’s minimum closing bid price requirement, or if we otherwise fail to meet any other applicable requirements of Nasdaq and we are unable to regain compliance, Nasdaq may make a determination to delist our common stock. The delisting of our common stock from Nasdaq could negatively impact us by (i) reducing the liquidity and market price of our common stock; (ii) reducing the number of investors willing to hold or acquire our common stock, which could negatively impact our ability to raise equity financing; (iii) impacting our ability to use a registration statement to offer and sell freely tradable securities, thereby preventing or limiting us from accessing the public capital markets; and (iv) impairing our ability to provide equity incentives to our employees.

If securities or industry analysts do not publish research or reports about us, or if they adversely change their recommendations regarding our common stock, then our stock price and trading volume could decline.

The trading market for our common stock is influenced by the research and reports that industry or securities analysts publish about us, our industry and our market. We currently have one analyst covering us and limited published research or reports about us. As a small-cap company, we are more likely than our larger competitors to lack coverage from securities analysts. In addition, even if we receive analyst coverage, if one or more analysts ceases coverage of us or fails to regularly publish reports on us, we could lose visibility in the financial markets, which in turn could cause our stock price or trading volume to decline. If one or more analysts who elect to cover us issue negative reports or adversely change their recommendations regarding our common stock, our stock price could decline.

As an “emerging growth company” under the JOBS Act we are permitted to, and intend to, rely on exemptions from certain disclosure requirements.

As an “emerging growth company” under the JOBS Act, we are permitted to, and intend to, rely on exemptions from certain disclosure requirements. We are an emerging growth company until the earliest of:

•	the last day of the fiscal year during which we have total annual gross revenues of $1.07 billion or more;
•	the last day of the fiscal year following the fifth anniversary of our initial public offering;
•	the date on which we have, during the previous 3-year period, issued more than $1.0 billion in non-convertible debt; or
•	the date on which we are deemed a “large accelerated issuer” as defined under the federal securities laws.

For so long as we remain an emerging growth company, we will not be required to:

•	have an auditor report on our internal control over financial reporting pursuant to the Sarbanes-Oxley Act of 2002;
•	comply with any requirement that may be adopted by the Public Company Accounting Oversight Board regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements (auditor discussion and analysis);
•	submit certain executive compensation matters to shareholders advisory votes pursuant to the “say on frequency” and “say on pay” provisions (requiring a non-binding shareholder vote to approve compensation of certain executive officers) and the “say on golden parachute” provisions (requiring a non-binding shareholder vote to approve golden parachute arrangements for certain executive officers in connection with mergers and certain other business combinations) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; and
•	include detailed compensation discussion and analysis in our filings under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and instead may provide a reduced level of disclosure concerning executive compensation.

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Additionally, for so long as we remain an emerging growth company, we:

•	may present only two years of audited financial statements and only two years of related Management’s Discussion and Analysis of Financial Condition and Results of Operations, or MD&A; and
•	are eligible to claim longer phase-in periods for the adoption of new or revised financial accounting standards under §107 of the JOBS Act.

We intend to take advantage of all of these reduced reporting requirements and exemptions, other than the longer phase-in periods for the adoption of new or revised financial accounting standards under §107 of the JOBS Act.

Certain of these reduced reporting requirements and exemptions were already available to us due to the fact that we also qualify as a “smaller reporting company” under SEC rules. For instance, smaller reporting companies are not required to obtain an auditor attestation and report regarding management’s assessment of internal control over financial reporting; are not required to provide a compensation discussion and analysis; are not required to provide a pay-for-performance graph or CEO pay ratio disclosure; and may present only two years of audited financial statements and related MD&A disclosure.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volcon, Inc.
(Registrant)

Date: September 13, 2022	/s/ Greg Endo
Greg Endo Chief Financial Officer

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